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                          CROSS MEDICAL PRODUCTS, INC.


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                                   Exhibit 24

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                               POWER OF ATTORNEY

     Each of the undersigned officers and/or directors of Cross Medical Products, Inc., a Delaware corporation (the "Company"), hereby appoints Joseph
A. Mussey and Curtis A. Loveland, as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, an additional 400,000 shares of Common Stock, $.01 par value, of the Company to be sold and distributed by the Company pursuant to the Company's Amended and Restated 1994 Stock Option Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of June, 1997.

              SIGNATURE                                   TITLE
              ---------                                   -----
         /s/ Joseph A. Mussey                President, Chief Executive Officer
---------------------------------------      Treasurer and Director
           Joseph A. Mussey                  (Principal Executive Officer)


         /s/ Paul A. Miller                  Vice President and Chief Financial
---------------------------------------      Officer (Principal Accounting Officer)
           Paul A. Miller


           /s/ Edward R. Funk                Chairman of the Board of Directors
---------------------------------------
             Edward R. Funk


            /s/ Daniel A. Funk               Director
---------------------------------------
           Daniel A. Funk, M.D.


         /s/ Daniel A. Gregorie              Director
---------------------------------------
         Daniel A. Gregorie, M.D.


          /s/ Herbert J. Kahn                Director
---------------------------------------
            Herbert J. Kahn


         /s/ Curtis A. Loveland              Director
---------------------------------------
           Curtis A. Loveland


         /s/ C. Craig Waldbillig             Director
---------------------------------------
           C. Craig Waldbillig


          /s/ Peter H. Williams              Director
---------------------------------------
            Peter H. Williams


         /s/ Robert J. Williams               Director
---------------------------------------
           Robert J. Williams